The Argentina Fund, Inc.
Annual Report

October 31, 1995



A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

The Argentina Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

* long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

*    investments in a broad spectrum of Argentine industries

*    closed-end investment company

* a vehicle for international diversification through the participation in the Argentine economy

General Information
--------------------------------------------------------------------------------

Executive Offices

         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-426-5523

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel

         Willkie Farr & Gallagher

Custodian

         Brown Brothers Harriman & Co.

Independent Accountants

         Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--AF

Contents
--------------------------------------------------------------------------------
In Brief                                                3
Letter to Shareholders                                  3
Investment Summary                                      6
Portfolio Summary                                       7
Investment Portfolio                                    8
Financial Statements                                   11
Financial Highlights                                   14
Notes to Financial Statements                          15
Report of Independent Accountants                      20
Tax Information                                        21
Shareholder Meeting Results                            22
Dividend Reinvestment and
    Cash Purchase Plan                                 23
Investment Manager                                     25
Advisory Board                                         26
Directors and Officers                                 26


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
--------------------------------------------------------------------------------

* Continued economic challenges and foreign investor apathy negatively affected Argentine stock prices this year in the aftermath of the Mexican peso devaluation. The Argentina Fund posted a -24.94% total return at net asset value for the 12 months ended October 31, 1995, versus -25.84% for the IFC Argentina Global Total Return Index.

* Adding to investor concerns, little progress has been made on economic reform since President Menem's reelection in May -- partly due to speculation about Domingo Cavallo's continued tenure as Finance Minister.

* With the decline in prices this year, Argentine stocks have provided very attractive valuations. The market currently is trading at the lowest trailing 12-month P/E ratio since August of 1992.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

   This report covers fiscal year 1995 of The Argentina Fund, Inc. (the "Fund"). During the 12-month period ended October 31, 1995, the Fund's net asset value fell to $10.27 from $14.53 per share on October 31, 1994. The one-year total return (assuming reinvestment of dividends and capital gain distributions) was -24.94%, versus -25.84% for the unmanaged IFC Argentina Global Total Return Index. The price of the Fund as quoted on the New York Stock Exchange also fell during the 12-month period to $10.13 on October 31, 1995, from $14.63 on October 31, 1994, a decline of 31%.

Recent Developments in the Argentine Economy

   Paralysis is the best word to describe the Argentine political landscape since President Menem's successful reelection in May of this year. While Menem's victory was seen as an affirmation of the country's economic policies and the continued need for reform, little has been done since May. Part of the blame rests on the political system, because Menem and the new Congress do not officially start their second term until December 10th. As such, the May-to-December period is really a lame-duck session of Congress. However, the lack of progress on key issues such as labor reform is largely due to speculation about Domingo Cavallo's continued tenure as Finance Minister and whether President Menem truly supports him. Carried to its extreme, the debate about the Menem/Cavallo relationship turns into speculation about the outcome of Presidential elections in 1999. This is clearly premature, given that Menem's second term has not begun. The weak economic environment and an unemployment rate in excess of 18% have not helped matters. In recent weeks the tumult has subsided, and it appears that the President will support his Finance Minister for now.

   The recession this year is lasting longer than first thought, as confidence in the government is undermined by internal disputes. Real GDP for the year is expected to be three percentage points below that of 1994. The slump was precipitated by the loss of nearly $8 billion in domestic financial assets in the three months following the December 1994 Mexican peso devaluation, and by a consequent fall in private credit. The drop in credit curtailed finance for investment, consumption of goods, and also restrained finance for working capital, providing an immediate shock on the supply side from which the economy has not yet recovered.

   Data for the four months ended October 31 show a flat trend of industrial production, and tax revenues remain stagnant. Only VAT receipts have shown some growth following the rise in the tax rate to 21%. VAT receipts in the first 15 days of November accelerated, indicating some increase in private spending.

   With fiscal policy neutralized by the currency board arrangements in Argentina, which require a balanced budget, economic recovery will depend on the external sector. The adjustment in the balance of payments this year has been swift, helped by strong exports and fewer imports (compressed by the recession and the lack of external finance). As a result, the current account deficit this year is expected to be $2.8 billion, compared with $10.2 billion in 1994.

   The export surge has been impressive. Merchandise exports in the first three quarters of 1995 averaged 38% above the same period in 1994. Manufacturing exports have also been strong, boosted by higher grain and oilseed prices, with sales to other Mercosur market countries (Brazil, Uruguay, and Paraguay) showing the largest gains. The recent slowdown in Brazil has affected Argentine shipments in the past few months, but overall exports still grew at an annualized rate of 22% last quarter.

   Export growth of 18% in 1996 is feasible and, together with some revival in domestic consumption and investment, should produce quarter-to-quarter economic growth of close to 1%, starting in the first quarter. A swift revival of confidence and a boost to capital inflows and credit expansion could accelerate this rate. Another run on banks and the currency or an external shock in Latin America could produce the opposite result -- that is, capital flight and a slowdown or contraction of economic activity.

Market Valuations Indicate Opportunities

   Despite some encouraging signs, the Argentine stock market has performed poorly. Political paralysis, continued economic challenges, and weak foreign capital flows due to foreign investor apathy have negatively affected common stock valuations. Clearly, the Fund's disappointing performance reflects the country's weak stock market showing this year. While stock markets can be efficient discounting mechanisms, a contrarian view suggests that the Argentine stock market offers tremendous value at today's levels despite the negative news and sentiment. Below are some points worth considering with regard to stock market valuations and investor sentiment:

1) According to data obtained from the IFC Emerging Markets Database, the Argentine stock market is trading at the lowest trailing 12-month P/E ratio since August of 1992. (From the launch of the Fund to August 1992, the market's P/E ratio was negative, reflecting the widespread losses suffered by Argentine corporations prior to and just after the return of financial stability.)

2) According to the Fund's sub-advisor, Sociedad General de Negocios y Valores, average monthly trading volumes on the Buenos Aires Stock Exchange have decreased substantially. October's volume of $171.3 million was the lowest since July 1991. This figure is even more astonishing given that large-capitalization stocks such as YPF, Telecom Argentina, and Telefonica Argentina were not listed on the stock exchange in July 1991. Low trading volume is one of the key indicators of poor investor sentiment.

3) We analyzed the cumulative profits of 43 leading representative Argentine companies from 1992 to the second quarter of 1995. Annual profits in 1993 grew by 89.3% over the previous year, after adjusting for companies not listed on the stock exchange in 1992. 1994 profits, after adjusting for companies not listed on the stock exchange in 1993, grew by 18.6%. First- and second-quarter 1995 profits also showed increases over profits seen one year ago. The third and fourth quarters of this year are likely to reveal the adverse effects of a declining economy through lower profit growth or perhaps a decline.

Nevertheless, we reject the notion that the Argentine stock market should fall back to levels that existed prior to the launch of the Fund as a result of the current economic situation.

4) Dividend yields have risen dramatically as prices have fallen. One example is Massalin Particulares, a cigarette manufacturer in the Fund's portfolio. This company increased its 1992-1994 profits at a compound annual rate of 48.8%. The stock, which sold at $8.70 at the end of October, just paid a dividend of $0.82, which equalled a yield of just under 10%. This stock is characteristic of many in the portfolio. It has reasonable long-term growth prospects, an attractive dividend, and a low price, in our view.

Portfolio Developments

   Portfolio strategy remains largely unchanged since the July quarterly letter, reflecting our continued commitment to the long-term potential of the Fund's holdings. Given the attractive valuations in the Argentine equity market, the Fund has invested approximately 94% of its assets in equity securities, with the balance in bonds and cash. As a percentage of net assets, this is the most substantial commitment to equity securities the Fund has made since inception.

   The Fund continues to emphasize stocks that have dollar revenue streams by contract or business line. Oil companies, for example, sell their product in dollars, while many of their costs are peso denominated. The telephone companies, electric utilities, and gas transmission/distribution companies have tariff systems denominated in U.S. dollars and costs largely in pesos. In our estimation, this is a natural way to hedge against a peso devaluation -- even though we believe a devaluation is highly unlikely. As the Fund's outperformance relative to the IFC Index indicates, this group of companies also has been less sensitive to the recession in Argentina than some cyclical industries in the Index.

   As always, if you have any questions about the Fund, please contact us at 1-800-349-4281. Thank you for your continued interest in The Argentina Fund.

Respectfully,

/s/Nicholas Bratt              /s/Edmond D. Villani
Nicholas Bratt                 Edmond D. Villani
President                      Chairman of the Board

The Argentina Fund
Investment Summary as of October 31, 1995
----------------------------------------------------------------------------
HISTORICAL INFORMATION
LIFE OF FUND
                                      TOTAL RETURN (%)
                ------------------------------------------------------------
                   MARKET VALUE      NET ASSET VALUE (a)       INDEX (b)
                ------------------   ------------------   ------------------
                           AVERAGE              AVERAGE              AVERAGE
                CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL
                ------------------   ------------------   ------------------
CURRENT QUARTER   -14.74        --     -10.70        --      -9.78        --
ONE YEAR          -26.48    -26.48     -24.94    -24.94     -25.84    -25.84
THREE YEAR         14.28      4.55      19.33      6.07      33.56     10.13
LIFE OF FUND*      -7.93     -2.03       2.07      0.51      -8.76     -2.27


-----------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                       1991*   1992    1993    1994    1995
                     ---------------------------------------
NET ASSET VALUE...   $10.99  $ 9.35  $12.69  $14.53  $10.27
INCOME DIVIDENDS..   $   --  $  .06  $  .05  $  .14  $  .27
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $   --  $  .09  $  .02  $  .46
TOTAL RETURN (%)..      .09  -14.55   37.55   15.58  -24.94


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(b) IFC Argentina Global Total Return Index U.S. $

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF
    THE FUND.

The Argentina Fund, Inc.
Portfolio Summary as of October 31, 1995
-------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities        94%
Debt Securities           4%
Cash Equivalents          2%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's Argentine securities

Energy                  29%
Consumer Staples        18%
Communications          15%
Financial               11%
Utilities                8%
Construction             7%
Durables                 4%
Manufacturing            3%
Government               3%
Other                    2%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. PEREZ COMPANC. S.A.              6. NORTEL INVERSORA PREFERRED

 2. YPF S.A.                         7. TELEFONICA PRIDES

 3. QUILMES INDUSTRIAL S.A.          8. BANCO FRANCES DEL RIO DE LA PLATA

 4. LOMA NEGRA CIA. S.A.             9. TELEFONICA DE ARGENTINA

 5. ASTRA CAPSA                     10. TELECOM DE ARGENTINA

THE ARGENTINA FUND, INC.
INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    Principal                                                                 Market
    Industry                         Amount                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 1.7%
                                    1,597,000   Repurchase Agreement with Donaldson, Lufkin
                                                  & Jenrette dated 10/31/95 at 5.875%, to be
                                                  repurchased at $1,597,261 on 11/1/95,
                                                  collateralized by a $1,602,000 U.S. Treasury
                                                  Note, 4.625%, 2/15/96 (Cost $1,597,000)................    1,597,000
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
ARGENTINE DEBT SECURITIES 4.0%
                                    1,000,000   Banco de Galicia y Buenos Aires, Convertible
                                                  Bond, 7%, 8/1/02.......................................      800,000
                                      662,400   Bonos del Tesoro, Floating Rate Bond, LIBOR,
                                                  5.90625%, 9/1/97.......................................      638,491
                                    4,000,000   Republic of Argentina, Par Bond, Series L,
                                                  Step-up-Coupon, 5%, 3/31/23............................    1,902,480
                                      500,000   Telefonica de Argentina, 8.375%, 10/1/00.................      433,750
                                                                                                            ----------
                                                 TOTAL ARGENTINE DEBT SECURITIES (Cost $4,147,285).......    3,774,721
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 7.4%
                                       Shares
                                       ------
COMMUNICATIONS

  TELEPHONE/COMMUNICATIONS            100,520   Nortel Inversora "A" Preferred (ADR) (b).................      791,092
                                      244,000   Nortel Inversora "B" Preferred (ADR) (b).................    2,806,000
                                       80,000   Telefonica Prides (convertible)..........................    3,460,000
                                                                                                            ----------
                                                TOTAL PREFERRED STOCKS (Cost $8,401,582).................    7,057,092
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.9%

CONSUMER DISCRETIONARY 0.4%

  SPECIALTY RETAIL                     93,732   Grimoldi "B" (b).........................................      398,341
                                                                                                            ----------

CONSUMER STAPLES 17.9%

  ALCOHOL & TOBACCO 4.3%              240,014   Massalin Particulares....................................    2,088,017
                                      511,837   Nobleza Piccardo.........................................    1,970,474
                                                                                                            ----------
                                                                                                             4,058,491
                                                                                                            ----------
  FOOD & BEVERAGE 13.6%             1,067,404   Bagley y Cia Ltd. S.A."B"................................    2,156,048
                                       75,900   Buenos Aires Embotelladora S.A. "B" (ADR)................    1,736,213
                                      273,109   Cinba S.A. (b)...........................................      368,679
                                      152,058   Molinos Rio de la Plata "B"..............................      950,315
                                      441,000   Quilmes Industrial S.A...................................    7,761,600
                                                                                                            ----------
                                                                                                            12,972,855
                                                                                                            ----------

                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                                              Market
    Industry                           Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS 6.6%

  TELEPHONE/COMMUNICATIONS             81,616   Telecom de Argentina "B" (ADR)...........................     3,132,014
                                    1,488,000   Telefonica de Argentina "B"..............................     3,139,523
                                                                                                             ----------
                                                                                                              6,271,537
                                                                                                             ----------
FINANCIAL 10.2%

  BANKS 6.4%                          447,310   Banco Frances del Rio de la Plata........................     3,251,781
                                      569,190   Banco de Galicia y Buenos Aires "B"......................     2,686,442
                                       23,692   Banco del Sud "B"*.......................................       118,454
                                                                                                              ---------
                                                                                                              6,056,677
                                                                                                              ---------
  OTHER FINANCIAL COMPANIES 1.1%    1,000,000   BI S.A. "A" (b)..........................................     1,053,000
                                                                                                              ---------
  REAL ESTATE 2.7%                    121,250   Inversiones y Representaciones S.A. (GDR)*...............     2,546,250
                                                                                                              ---------

DURABLES 3.7%

  AUTOMOBILES                         811,154   Compania Interamericana de Automoviles*..................     2,960,564
                                      300,000   Mirgor Sacifia (ADR).....................................       562,500
                                                                                                             ----------
                                                                                                              3,523,064
                                                                                                             ----------
MANUFACTURING 3.0%

  CHEMICALS 1.5%                      729,182   Atanor S.A. "D"*.........................................     1,385,377
                                                                                                             ----------

  DIVERSIFIED MANUFACTURING 1.5%      710,300   Comercial del Plata*.....................................     1,434,734
                                                                                                             ----------

ENERGY 28.2%

  OIL & GAS PRODUCTION 11.7%        2,526,715   Perez Companc S.A. "B"...................................    11,142,256
                                                                                                             ----------
  OIL COMPANIES 13.2%               2,917,100   Astra CAPSA..............................................     4,317,092
                                      485,000   YPF S.A. "D" (ADR).......................................     8,305,625
                                                                                                             ----------
                                                                                                             12,622,717
                                                                                                             ----------
  OIL/GAS TRANSMISSION 3.3%         1,550,000   Transportadora de Gas del Sur "B"........................     3,130,843
                                                                                                             ----------
METALS & MINERALS 2.2%

  STEEL & METALS                    2,817,926   Dalmine Siderca..........................................     2,113,339
                                                                                                             ----------
CONSTRUCTION 6.5%

  BUILDING MATERIALS 6.3%             140,718   Corporacion Cementera Argentina "B"*.....................       605,057
                                      379,400   Juan Minetti y Cia. "B"..................................       929,484
                                      150,624   Loma Negra Cia. S.A. (b).................................     4,518,720
                                                                                                             ----------
                                                                                                              6,053,261
                                                                                                             ----------
MISCELLANEOUS 0.2%                    262,240   Guillermo Decker S.A.* (b)..............................       191,426
                                                                                                             ----------

           THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


THE ARGENTINA FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                                              Market
    Industry                           Shares                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
UTILITIES 8.2%

  ELECTRIC UTILITIES 5.8%             211,000   Capex S.A. "A"* (b)......................................     1,360,882
                                      768,400   Central Costanera S.A.  "B"..............................     2,128,361
                                      226,690   Central Puerto S.A. "B"..................................       691,370
                                       77,143   Electricidad Argentina S.A."A" (ADR) (b).................     1,350,003
                                                                                                             ----------
                                                                                                              5,530,616
                                                                                                             ----------
  NATURAL GAS DISTRIBUTION 2.4%       264,000   MetroGas S.A. "B" (ADR)..................................     2,244,000
                                                                                                             ----------

                                                TOTAL COMMON STOCKS (Cost $95,821,634)...................    82,728,784
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                   (Cost $109,967,501) (a)...............................    95,157,597
                                                                                                             ----------
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO
  * Non-income producing security.

(a) The cost for federal income tax purposes was $110,020,501. At October 31, 1995, net unrealized depreciation for all securities based on tax cost was $14,862,904. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,145,387 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,008,291.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to
    $12,838,143 (13.5% of net assets). The cost of these securities at October 31, 1995 aggregated $15,202,115. These securities may also have certain restrictions as to resale.

-----------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

     See page 7 for sector diversification.

     Transactions in written call options during the year ended October 31, 1995 were:



                                      NUMBER OF      PREMIUMS
                                      CONTRACTS     RECEIVED($)
                                      ---------     ------------
Outstanding at
   October 31, 1994...............           --             --
   Contracts written..............       23,195          578,947
   Contracts closed...............      (23,195)        (578,947)
                                        -------         --------
Outstanding at
   October 31, 1995                          --              --
                                        -------         --------
                                        -------         --------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ARGENTINA FUND, INC.
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
-------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $109,967,501) (Note A)....                $95,157,597
Cash..............................................................                        195
Dividends and interest receivable.................................                    243,607
Deferred organization expenses, net of accumulated amortization of
 $143,731 (Note A).................................................                     34,750
                                                                                   -----------
      Total assets................................................                 95,436,149

LIABILITIES
Payables:
  Investments purchased...........................................     $329,275
  Accrued management fee (Note C).................................      106,983
  Other accrued expenses (Note C).................................       91,876
                                                                       --------
      Total liabilities...........................................                    528,134
                                                                                  -----------
Net assets, at market value.......................................                $94,908,015
                                                                                  -----------
                                                                                  -----------
NET ASSETS
Net assets consist of:
        Undistributed net investment income.......................                $ 2,006,039
        Net unrealized depreciation on investments................                (14,809,904)
        Accumulated net realized loss.............................                 (5,991,461)
        Common stock..............................................                     92,449
        Additional paid-in capital................................                113,610,892
                                                                                  -----------
Net assets, at market value.......................................                $94,908,015
                                                                                  -----------
                                                                                  -----------
NET ASSET VALUE per share ($94,908,015 divided by 9,244,879)
  shares of common stock issued and outstanding, $.01 par value,
  100,000,000 shares authorized).................................                      $10.27
                                                                                  -----------
                                                                                  -----------

          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  11

THE ARGENTINA FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Income:
   Dividends.........................................                $3,309,895
   Interest..........................................                 1,573,688
                                                                    -----------
                                                                      4,883,583
 Expenses:
   Management fee (Note C)...........................   $1,354,299
   Directors' fees and expenses (Note C).............       57,270
   Advisory Board fees and expenses (Note C).........       33,250
   Custodian and accounting fees (Note C)............      279,599
   Reports to shareholders...........................       79,273
   Auditing..........................................       72,339
   Amortization of organization expenses (Note A)....       35,697
   Services to shareholders..........................       33,121
   Legal.............................................       69,567
   Other.............................................       44,329    2,058,744
                                                        ----------    ---------
 Net investment income ..............................                 2,824,839
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
 Net realized loss from:
    Investments......................................   (3,193,851)
    Options..........................................   (2,735,484)
    Argentine peso related transactions..............       (7,731)  (5,937,066)
                                                        ----------   ----------
 Net unrealized appreciation (depreciation) during
  the period on:
    Investments......................................  (29,557,351)
    Argentine peso related transactions..............          958  (29,556,393)
                                                       ----------- ------------
 Net loss on investment transactions.................               (35,493,459)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.              $(32,668,620)
                                                                   ------------
                                                                   ------------

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                          YEARS ENDED OCTOBER 31,
                                                        --------------------------
INCREASE (DECREASE) IN NET ASSETS                           1995         1994
----------------------------------------------------------------------------------
Operations:
  Net investment income...............................    $2,824,839   $ 1,691,966
  Net realized gain (loss) from investment
   transactions.......................................    (5,937,066)    4,177,499
  Net unrealized appreciation (depreciation)
   on investment transactions during the period.......   (29,556,393)    5,781,814
                                                        ------------    ----------
Net increase (decrease) in net assets resulting
 from operations......................................   (32,668,620)   11,651,279
                                                        ------------  ----------
Distributions to shareholders from:
  Net investment income ($.27 and $.14
   per share, respectively)...........................    (2,484,734)    (787,763)
                                                        ------------  ----------
  Net realized gains from investment
   transactions ($.46 and $.02 per share,
   respectively)......................................    (4,187,237)     (87,529)
                                                        ------------   ----------
Fund share transactions:
  Proceeds of shares issued in connection with the
   Fund's second tranche offering, net of underwriting
   commissions of $2,635,000 and offering costs of
   $742,911.......                                                --   49,322,089
  Reinvestment of distributions.......................       493,154      118,921
                                                        ------------   ----------
Net increase in net assets from Fund share
 transactions.........................................       493,154   49,441,010
                                                        ------------   ----------
INCREASE (DECREASE) IN NET ASSETS....................    (38,847,437)  60,216,997
  Net assets at beginning of period..................    133,755,452   73,538,455
                                                        ------------   ----------
NET ASSETS AT END OF PERIOD (including undistributed
  net investment income of $2,006,039 and $1,626,791,
  respectively)......................................   $ 94,908,015 $133,755,452
                                                        ------------ ------------
                                                        ------------ ------------
OTHER INFORMATION

INCREASE IN FUND SHARES
Shares outstanding at beginning of period...........       9,202,718   5,795,644
                                                        ------------  ----------
  Shares issued in connection with the
    Fund's second tranche offering..................              --   3,400,000
  Shares issued to shareholders in reinvestment
    of distributions...............................           42,161       7,074
                                                        ------------  ----------
Net increase in Fund shares........................           42,161   3,407,074
                                                        ------------  ----------
Shares outstanding at end of period................        9,244,879   9,202,718
                                                        ------------  ----------
                                                        ------------  ----------


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ARGENTINA FUND, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                                                 OCTOBER 22,
                                                          YEARS ENDED OCTOBER 31,                  1991(b)
                                                  -----------------------------------------    TO OCTOBER 31,
                                                      1995     1994     1993     1992                 1991
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............   $14.53   $12.69    $9.35    $10.99            $10.98(c)
                                                     ------   ------    -----    ------            ------
Income from investment operations:
  Net investment income (a).......................      .31      .21      .05       .09               .01
  Net realized and unrealized gain (loss) on
    investment transactions.......................    (3.84)    1.83     3.43     (1.67)               --
                                                     ------   ------    -----    ------            ------
Total from investment operations..................    (3.53)    2.04     3.48     (1.58)              .01
                                                     ------   ------    -----    ------            ------
Less distributions from:
  Net investment income...........................     (.27)    (.14)    (.05)     (.06)               --
  Net realized gains on investment transactions...     (.46)    (.02)    (.09)      --                 --
                                                     ------   ------    -----    ------            ------
Total distributions...............................     (.73)    (.16)    (.14)     (.06)               --
                                                     ------   ------    -----    ------            ------
Antidilution resulting from offering of
 second tranche...................................      --       .04      --        --                 --
                                                     ------   ------    -----    ------            ------
Second tranche offering costs.....................      --      (.08)     --        --                 --
                                                     ------   ------    -----    ------            ------
Net asset value, end of period....................   $10.27   $14.53   $12.69    $ 9.35            $10.99
                                                     ------   ------    -----    ------            ------
                                                     ------   ------    -----    ------            ------
Market value, end of period.......................   $10.13   $14.63   $14.00    $ 9.63            $14.63
                                                     ------   ------    -----    ------            ------
                                                     ------   ------    -----    ------            ------
TOTAL RETURN
Per share market value (%)........................   (26.48)    5.45    47.41    (33.90)            21.88**
Per share net asset value (%) (d).................   (24.94)   15.58    37.55    (14.55)              .09**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)............       95      134       74        54                63
Ratio of operating expenses to average
 net assets (%)...................................     1.98     1.87     2.37      2.24              2.55*
Ratio of net investment income to average
 net assets (%)..................................      2.71     1.48      .48       .81              2.54*
Portfolio turnover rate (%)......................      25.0     16.7     32.5      26.5               --

  *  Annualized
 **  Not annualized
 (a) Based on monthly average of shares outstanding during the period.
 (b) Commencement of operations
 (c) Beginning per share amount reflects $12.00 initial public offering price net of underwriting discount and offering expenses ($1.02 per share).
 (d) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.



THE ARGENTINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
A. SIGNIFICANT ACCOUNTING POLICIES

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the

THE ARGENTINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Argentine peso transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rate of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sale of Argentine pesos, and gains and losses between the ex and payment dates on dividends and interest. At October 31, 1995 the exchange rate for the Argentine peso was U.S. $1 to 1.00005 Argentine peso.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
withholding taxes on dividends. At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $5,938,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $41,632,074 and $25,019,241, respectively.

C. RELATED PARTIES

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.30% of the Fund's average weekly net assets. For the year ended October 31, 1995, the fee pursuant to such agreement aggregated $1,354,299.

The Manager has entered into a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations and assistance as the Manager may from time to time reasonably request. Under the Sub-Advisory Contract, the Manager pays the Argentine Adviser a

THE ARGENTINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

monthly fee, equal to an annualized rate of 0.36% of the Fund's average weekly net assets.

Effective June 13, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SFAC aggregated $29,227, of which $6,259 is unpaid at October 31, 1995.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $57,270.

The Fund's Board of Directors has a board of independent advisors ("Advisory Board"). Each member of the Advisory Board receives from the Fund an annual fee of $7,000. The Fund also reimburses Advisory Board members for travel and out-of-pocket expenses incurred in connection with Advisory Board meetings. For the year ended October 31, 1995, Advisory Board fees and expenses aggregated $33,250.

For the year ended October 31, 1995, brokerage commissions on investment transactions amounting to $26,152 were paid by the Fund to Banco General de Negocios, the parent company of the Argentine Adviser.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN
   ARGENTINA

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   --------------------------------------------------------

                                                                                        NET INCREASE
                                                                                         (DECREASE)
                                                                  NET GAIN (LOSS)       IN NET ASSETS
QUARTER              INVESTMENT             NET INVESTMENT        ON INVESTMENT          RESULTING
ENDED                  INCOME                   INCOME             TRANSACTIONS       FROM OPERATIONS
----                   ------                   ------             ------------       ---------------
                             PER                       PER                  PER                  PER
1995               TOTAL    SHARE           TOTAL     SHARE       TOTAL    SHARE      TOTAL     SHARE
----               -----    -----           -----     -----       -----    -----      -----     -----
January 31,    $   1,700   $  .18        $  1,130    $  .12    $(26,471) $ (2.86)  $(25,341)   $ (2.74)
April 30,          1,197      .13             707       .08      (4,949)    (.54)    (4,242)      (.46)
July 31,           1,007      .11             486       .05       7,833      .85      8,319        .90
October 31,          980      .11             502       .06     (11,907)   (1.29)   (11,405)     (1.23)
               ---------   ------        --------    ------    --------   ------   --------    -------
Totals         $   4,884   $  .53        $  2,825    $  .31    $(35,494)  $(3.84)  $(32,669)   $ (3.53)
               ---------   ------        --------    ------    --------   ------   --------    -------
               ---------   ------        --------    ------    --------   ------   --------    -------

                             PER                       PER                  PER                  PER
1994               TOTAL    SHARE           TOTAL     SHARE       TOTAL    SHARE      TOTAL     SHARE
----               -----    -----           -----     -----       -----    -----      -----     -----
January 31,    $     465   $  .08        $     47    $  .01    $ 20,448   $ 3.53   $ 20,495     $ 3.54
April 30,            533      .07              32        --     (13,956)   (2.05)   (13,924)     (2.05)
July 31,           1,548      .18             930       .12       1,201    (0.45)     2,131      (0.33)
October 31,        1,278      .15             683       .08       2,266     0.80      2,949       0.88
               ---------   ------        --------    ------    --------   ------   --------     ------
Totals         $   3,824      .48        $  1,692    $  .21    $  9,959   $ 1.83   $ 11,651     $ 2.04
               ---------   ------        --------    ------    --------   ------   --------     ------
               ---------   ------        --------    ------    --------   ------   --------     ------

THE ARGENTINA FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
THE ARGENTINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Argentina Fund, Inc. including the investment portfolio, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 22, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Argentina Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 22, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

As explained in Note b to the Investment Portfolio, the financial statements include securities valued at $12,838,143 (13.5% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Boston, Massachusetts           COOPERS & LYBRAND L.L.P.
December 7, 1995

THE ARGENTINA FUND, INC.
TAX INFORMATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.29 per share (representing a total of $2,697,438).

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call State Street Bank and Trust Company at 1-800-426-5523.

Shareholder Meeting Results
--------------------------------------------------------------------------------


The Annual Meeting of Shareholders of The Argentina Fund, Inc. was held on Tuesday, July
25, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue,
New York, New York. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1.      The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                  Number of Votes:
        ---------                                  ----------------
                                               For                     Withheld              Broker Non-Votes*
                                               ---                     --------              -----------------
 Jose E. Rohm                               6,330,582                   177,735                      0
 Ronaldo A. da Frota Nogueira               6,356,872                   151,445                      0
 Dr. Susan Kaufman Purcell                  6,343,442                   164,876                      0

2.      Ratification or rejection of the action taken by the Board of Directors in selecting
        Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending
        October 31, 1995.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
         6,310,272                   131,271                    66,774                       0

3.      Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
         6,273,197                   119,650                   115,470                       0

4.      Approval or disapproval of the continuance of the Sub-Advisory Contract between
        Scudder, Stevens & Clark, Inc. and the Sociedad General de Negocios y Valores S.A.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
         6,299,013                   93,243                    116,061                       0

-------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

The Argentina Fund, Inc.
Investment Manager
--------------------------------------------------------------------------------

   The investment manager of The Argentina Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals and institutions. Scudder has offices throughout the U.S. and in London and Tokyo.

   Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder World Income Opportunities Fund, Inc., and Scudder New Europe Fund, Inc.

Advisory Board
--------------------------------------------------------------------------------

   The Board of Directors has established an advisory board consisting of the following outside, independent advisors with which the Fund's manager and Board of Directors consult on economic and political trends and developments affecting Argentina.

RICARDO H. ARRIAZU

JORGE ESTEBAN KALLEDEY

CHRISTOPHER J. KENNAN

ARNALDO T. MUSICH

MARTIN LAGOS


Directors and Officers
--------------------------------------------------------------------------------

EDMOND D. VILLANI*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. WILSON NOLEN
    Director

JURIS PADEGS*
    Vice President and Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Director

DR. ADALBERT KRIEGER VASENA
    Director

EDMUND B. GAMES, JR.*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

LUIS R. LUIS*
    Vice President

WILLIAM F. TRUSCOTT*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

PAMELA A. McGRATH*
    Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.


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